SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DALRADA FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

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DALRADA FINANCIAL CORPORATION
9449 Balboa Avenue w Suite 210 w San Diego, California 92123
Telephone: (858) 277-5300 w Fax: (858) 277-3446

April 19, 2006

Dear Stockholder:

It is a pleasure to send to you the attached notice and proxy materials with regard to the Annual Meeting of Stockholders (the "Meeting") of Dalrada Financial Corporation, formerly Imaging Technologies Corporation (the "Company") scheduled to be held on May 25, 2006 for the following purposes:

1. Elect a Board of five directors.

2. Approval of a reverse split.

3. Ratify the appointment of our independent accountants.

The Company's board of directors unanimously recommends that you vote FOR all of the above-mentioned proposals.

I hope you will be able to attend the Meeting. However, whether or not you plan to attend the Meeting, we request that you vote with the enclosed proxy card.

If you should have any questions in regard to any of the above-mentioned proposals, please do not hesitate to call our Stockholder Relations Department or me at (858) 277-5300.

Sincerely yours,

/S/ Brian Bonar
____________
Brian Bonar
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope is enclosed if you wish to vote your shares by mail. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

DALRADA FINANCIAL CORPORATION
9449 Balboa Avenue w Suite 210 w San Diego, California 92123
Telephone: (858) 277-5300 w Fax: (858) 277-3446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 25, 2006

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Meeting") of DALRADA FINANCIAL CORPORATION, a Delaware corporation (the "Company"), will be held at 9449 Balboa Avenue, San Diego, California 92123, at 9:00 a.m., local time, to consider and act upon the following:

1.  The election of five persons named in the accompanying Proxy Statement to serve as directors on the Company's board of directors (the "Board") and until their successors are duly elected and qualified;

2.  To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio of one newly issued share for each two hundred outstanding shares of Common Stock;

3.  To ratify the appointment of Pohl, McNabola, Berg and Company, LLP, as the Company's independent auditors for the fiscal year ending June 30, 2006; and

4.  To consider and transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

A Proxy Statement, form of Proxy and the Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2005 are enclosed herewith. Only holders of record of Common Stock at the close of business on March 16, 2006 are entitled to receive notice of and to attend the Meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of the Company, and to mail it promptly in the enclosed envelope.

In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned by a vote of the majority of the votes cast by the stockholders entitled to vote thereon. Whether or not you expect to attend the Meeting, to assure that a quorum is present at the Meeting or an adjournment thereof, and there are sufficient votes to vote on all of the foregoing proposals, please sign, date and return promptly your Proxy (even after May 25, 2006, the original Meeting date) in the stamp-addressed envelope provided.

By Order of the Board of Directors

/s/ Brian Bonar
________________________
Brian Bonar
Chief Executive Officer

Dated: April 19, 2006

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States.

DALRADA FINANCIAL CORPORATION
9449 Balboa Avenue w Suite 210 w San Diego, California 92123

Proxy Statement
Annual Meeting of Stockholders
May 25, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Dalrada Financial Corporation a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at 9449 Balboa Avenue, Suite 210, San Diego, California 92123 on May 25, 2006 at 9:00 a.m., local time, and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

The principal executive offices of the Company are located at 9449 Balboa Avenue, Suite 210, San Diego, California 92123. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is April 19, 2006.

VOTING SECURITIES

Voting of Proxy

A form of proxy for use at the annual meeting and a return envelope for the proxy are enclosed. A shareholder may revoke the authority granted by his or her execution of a proxy at any time before the effective exercise of such proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the annual meeting. The Company’s Common Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the shares represented thereby will be voted in favor of the matters as set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders, and in accordance with the best judgment of the Board of Directors on any other matters which may properly come before the annual meeting.

The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. On March 16, 2006, the record date for determination of stockholders entitled to notice of and to vote at the Meeting, 977,175,933 shares of the Company's common stock, par value $.005 (the "Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

The attendance, in person or by proxy, of the holders of a majority of the outstanding voting shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. A vote of the holders of a majority of the number of outstanding shares of Common Stock, present, in person or represented by proxy at the Meeting and entitled to vote at the Meeting, will be required for the approval of each of the amendments to the Company's certificate of incorporation (the "Certificate of Incorporation"), the election of directors, and election of the Company’s accountants.

Although the Company is a Delaware corporation, under Section 2115 of the California Corporations Code, certain provisions of the California Corporation Code apply to the Company because of the residence of the Company's stockholders and the extent of its business operations and assets in California. The provisions pertaining to certain requirements of cumulative voting apply to the Company.

Stockholders have cumulative voting rights when voting for directors. Accordingly, any stockholder may multiply the number of votes he or she is entitled to vote by the number of directors to be elected and allocate votes among the candidates in any manner. However, no voting stockholder may cumulative votes unless the name(s) of the director candidate or candidates have been placed in nomination prior to the voting and the stockholder, prior to the voting, has given notice at the Meeting of its intention to cumulate its shares. If any one stockholder has given a notice of its intention to cumulate votes then all stockholders may cumulate their votes for director candidates in nomination. Stockholders may exercise such cumulative voting rights, either in person or by proxy after providing the proper notice. The five director nominees receiving the highest number of votes will be elected.

The Board intends to vote proxies equally for the five nominees unless otherwise instructed on the Proxy Card. If you do not wish your votes to be voted for particular nominees, please identify the exceptions in the designated place on the Proxy Card. If at the time of the Meeting one or more of the nominees have become unavailable to serve, votes represented by Proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. Directors elected at the Meeting will hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes except in regard to the election of directors. Broker non-votes will not be counted towards the tabulations of votes cast on proposals presented to the stockholders.

Revocability of Proxy

If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be equally voted FOR the election of the five directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposals 1, 2, and 3 as described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Meeting by filing with the Secretary of the Company at the Company's principal executive offices at 9449 Balboa Avenue, Suite 210, San Diego, California 92123, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Meeting and voting in person.

Dissenter’s Right of Appraisal

The General Corporate Law of Delaware does not provide for dissenter’s rights of appraisal in connection with the proposed actions.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of Proxies by mail, Proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2005 Annual Meeting of Stockholders must be received by the Company at its executive offices not later than a reasonable time before the Company begins to print and mail its proxy materials in order that such proposals may be included in the Proxy Statement and form of Proxy relating to such meeting.

MATTERS TO BE CONSIDERED AT THE MEETING

PROPOSAL 1
ELECTION OF THE BOARD

Nominees For Election as Directors

The persons named below are nominees for director to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Management has selected five nominees of which three are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. The proxies received by the Proxy holders cannot be voted for more than five directors, and, unless otherwise instructed, the Proxy holders will vote such proxies for the nominees named below. The five candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected directors of the Company.

If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes. The Board is not aware of any circumstances that would render any nominee unavailable for election.

The following table sets forth certain information regarding the nominees for election as directors.

Name	Age	Since	Director Title
Brian Bonar	58	1995	Chairman and CEO
Richard H. Green	69	2000	Director
Eric W. Gaer	57	2000	Secretary and Director
David P. Lieberman	61	2006	Director
Stanley A. Hirschman	61	2006	Director

BRIAN BONAR Chairman of the Board of Directors Chief Executive Officer of the Company. Mr. Bonar has served as a director of the Company since August 1995 and became the Company's Chairman of the Board in December 1999. From August 1992 through April 1994, Mr. Bonar served as the Company's Director of Technology Sales and from April 1994 through September 1994 as the Company's Vice President, Sales and Marketing. In September 1994, Mr. Bonar became the Company's Executive Vice President and, in July 1997, was appointed as the Company's President and Chief Operating Officer. In April 1998 Mr. Bonar assumed the post of CEO. From 1991 to 1992, Mr. Bonar was Vice President of Worldwide Sales and Marketing for Bezier Systems, Inc., a San Jose, California-based manufacturer and marketer of laser printers. From 1990 to 1991, he was Worldwide Sales Manager for Adaptec, Inc., a San Jose-based laser printer controller developer. From 1988 to 1990, Mr. Bonar was Vice President of Sales and Marketing for Rastek Corporation, a laser printer controller developed located in Huntsville, Alabama. From 1984 to 1988, Mr. Bonar was employed as Executive Director of Engineering at QMS, Inc., an Alabama-based developer and manufacturer of high-performance color and monochrome printing solutions. Prior to these positions, Mr. Bonar was employed by IBM, U.K. Ltd. for approximately 17 years.

DR. RICHARD H. GREEN has served as a director since September 2000. He is currently the President of International Power & Environmental Company (IPEC), a consulting company located in San Diego, California. From 1993 through 1995, he served as Deputy Secretary of the State of California Environmental Protection Agency (Cal/EPA). From 1988 through 1993 Dr. Green served as Manager of Program Engineering and Review Office in the Office of Technology and Applications at the Jet Propulsion Laboratory (JPL) in Pasadena, California, where he had held various management positions since 1967. From 1965 through 1967, Dr. Green served as Senior Engineer for The Boeing Company, Space Division. From 1983 through 1985, Dr. Green held the Corwin D. Denny Chair as Professor of Energy and Director of the Energy Institute at the University of LaVerne, and from 1961 through 1964 served as Assistant Professor of Civil Engineering (Environmental Sciences) at Washington State University. Dr. Green currently is a member of the Governing Board of Pasadena City College. Dr. Green completed his bachelor's degree at Whitman College in 1958, his Master of Science at Washington State University in 1961, and his Ph.D. at Washington State University, under a United States Public Health Services Career Development Award, in 1965.

ERIC W. GAER has served as a director since March 2000. Since 1998, Mr. Gaer has been the President and CEO of Arroyo Development Corporation, a privately-held, San Diego-based management consulting company. From 1996 to 1998, he was Chairman, President and CEO of Greenland Corporation, a publicly-held company in San Diego, California. In 1995, he was CEO of Ariel Systems, Inc., a privately-held engineering development company in Vista, California. Over the past 30 years, Mr. Gaer has served in executive management positions at a variety of high-technology companies, including Imaging Technologies Corporation, Daybreak Technologies, Inc., Venture Software, Inc., and Merisel, Inc. He is also a licensed insurance and real estate broker in California. In 1970, he received a Bachelor of Arts degree in mass communications from California State University, Northridge.

DAVID LIEBERMAN has been the Chief Financial Officer for John Goyak & Associates, Inc., an aerospace consulting firm located in Las Vegas, NV since 2003. Previously, Mr. Lieberman was the President of Lieberman Associates from 2000 to 2003 where he acted as the Chief Financial Officer for various public and non-public companies located in NV and CA. Mr. Lieberman has over thirty years of financial experience beginning with five years as an accountant with Price Waterhouse from 1967 through 1972

STANLEY HIRSCHMAN has been President of CPointe Associates, a Plano, Texas based executive management and consulting firm since 1997. CPointe specializes in business solutions for companies with emerging technologies and is well-versed in the challenges of regulated corporate governance. He is also Chairman of the Board of Bravo Foods International, a director of Bronco Energy Fund, Energy & Engine Technology, GoldSpring, and 5 G Wireless Corporation and is a former chairman of Mustang Software, Inc. While at Mustang, Mr. Hirschman took a hands-on role in the planning and execution of the strategic initiative to increase shareholder value resulting in the successful acquisition of the company by Quintus Corporation. Prior to establishing CPointe Associates, he was Vice President Operations, Software Etc., Inc., a 396 retail store software chain, from 1989 until 1996. He also held senior executive management positions with T.J. Maxx, Gap Stores and Banana Republic. Stan is a member of the National Association of Corporate Directors and participates regularly in the KMPG Audit Committee Roundtable. He is active in community affairs and serves on the Advisory Board of the Salvation Army Adult Rehabilitation Centers.

The Board and Its Committees

The Board has met and discussed the governance practices followed by the Company in order to assure that the Board will have the necessary authority to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. These discussions are intended to align the interests of directors and management with those of the Company’s shareholders. The nature of these discussions deal with the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Board is mindful of the changes in the rules of the Securities and Exchange Commission and the implementation of the Sorbanes-Oxley Act of 2002. The Board has two committees: an Audit Committee and a Compensation Committee. The entire Board acts in relation to corporate governance and nominating.

The Board of Directors met ten times during the fiscal year ended June 30, 2005. All directors attended at least 90% of the Board meetings and meetings of the committees on which they serviced during the fiscal year ended June 30, 2005.

The Company's audit committee (the "Audit Committee"), composed of Messrs. Richard Green and Robert Dietrich, met twice during the fiscal year ended June 30, 2005, to review the Company's financial statements and to meet with the Company's independent auditors. The Audit Committee currently consists of Mssrs. Richard Green and Stanley Hirschman.

The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee.

The Company's compensation committee (the "Compensation Committee"), composed of Messrs. Eric Gaer, and Richard Green, met once during the fiscal year ended June 30, 2005, to review executive compensation and the status of the Company's employee stock option plans. The primary responsibilities of the Compensation Committee are to (1) review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company, (2) review executive bonus plan allocations, (3) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, (4) oversee the Company’s administration of its equity-based compensation and other benefit plans, and (5) approve grants of stock options and stock awards to officers and employees of the Company under its stock plan. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules and regulations.

The entire Board acts in relation to corporate governance and nominating, with responsibilities including (1) determine the slate of director nominees for election to the Company’s Board of Directors, (2) identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and (3) review, evaluate, and recommend changes to the Company’s corporate governance, including periodic review of the compensation paid to non-employee directors. The Board also meets to annual review the Chief Executive Officer’s performance. The Board of Directors will consider shareholder recommendations for candidates to the Board. The name of any recommended candidate for director, including the candidate’s willingness to serve, if elected, should be sent to the attention of the Secretary of the Company.

None of the members of the committees above was an officer or employee of the Company at any time during the fiscal year ended June 30, 2005, or at any other time with the exception of Eric Gaer, who was employed by the company in the 1980’s.

No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation Committee with the exception of Brian Bonar who also serves as the CEO and Chairman of Warning Management Services, Inc. (“WMNI”).

Code of Ethics

The Board adopted on October 12, 2004, a Code of Business Conduct and Ethics that applies to each of the Company’s directors, officers and employees. The Code of Business Conduct and Ethics sets forth the Company’s policies and expectations on a number of topics, including: Compliance with laws, rules and regulations; Conflicts of Interest; Insider Trading; Corporate Opportunities; Competition and Fair Dealing; Discrimination and Harassment; Health and Safety; Record-Keeping; Confidentiality; Protection and Proper Use of Company Assets; Prohibitions Against Payments to Government Personnel; Waivers of the Code of Business Conduct of Ethics; Amendments; Reporting any Illegal or Unethical Behavior; and Compliance Procedures.

Director and Committee Compensation

Directors who are not employees of the Company or one of its subsidiaries receive fees of $500 per meeting attended.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
APPROVAL OF AN AMENDMENT OF THE COMPANY'S
CERTIFICATE OF INCORPORATION TO AFFECT A REVERSE SPLIT
OF THE COMMON STOCK

General

The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of Incorporation to: (i) effect a stock combination (reverse split) of the Company's Common Stock in an exchange ratio of one (1) newly issued share for each two hundred (200) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock.

If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock, in an exchange ratio of one (1) New Share for each two hundred (200) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number.

In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to the filing of the Form 10-K for the year ending June 30, 2006, without further stockholder approval. Such timing and Exchange Number will be determined, in the judgment of the Board, with the intention to raise financing, to issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate. See "-- Purposes of the Reverse Split," below. The text of this proposed amendment (subject to inserting the effective time of the Reverse Split and the Exchange Number) is set forth in Exhibit A to this Proxy Statement.

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments, and the Company's actual and projected financial performance.

Purposes of the Reverse Split

The purpose of the Reverse Split also would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing (and, therefore, both raise cash to support the Company's operations and increase the Company's net tangible assets, and as a possible currency for acquisitions and other transactions. The Common Stock traded on the OTC from approximately $0.002 to approximately $0.0075 from July 1, 2004 through March 31, 2006. This has reduced the attractiveness of using the Common Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the Company's operations and to increase the Company's net worth and as consideration for potential acquisitions (which, when coupled with the Company's need to deploy its available cash for operations, has rendered acquisitions difficult to negotiate).

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO MAINTAIN ITS MARKET PRICE PER SHARE AND THUS UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

Furthermore, the Company is contractually obligated to issue approximately 2.8 billion shares of Common Stock, which exceeds the amount of shares of Common Stock the Company is currently authorized to issue. Accordingly, the Company would be in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to the exercise of options or warrants or the conversion of its 15% Convertible Stock if any such issuance would cause the Company to issue more than the current number of authorized shares of Common Stock. A reverse split would reduce the number of the shares outstanding thus providing more shares to be available for the conversion of our convertible debt.

Giving the Board authority to implement the Reverse Split will help avoid the necessity of calling a special meeting of stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to effectuate a financing or acquisition transaction.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders at the time of the split, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. However, shares issued in connection with the conversion of remaining debt, or for working capital, or acquisitions, would most likely dilute the value of shares held by individual shareholders. There are no anti-dilution protections for the debt holders. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non--assessable. The Company will continue to be subject to the periodic reporting requirements of the Securi-ties Exchange Act of 1934, as amended.

Certain Effects of the Reverse Split

The following table illustrates the principal effects of the Reverse Split to the 977,175,933 shares of Common Stock outstanding as of April 5, 2006:

		Prior to		After 1-for-200
		Reverse Stock		Reverse Stock
		Split		Split
Number of Shares

Common Stock Authorized		1,000,000,000		1,000,000,000

Common Stock Outstanding (1)		977,175,933		4,885,880

Available for future sale		22,824,067		995,114,120

Less Conversion of Convertible Debentures	Principal
Longview Fund LP	$3,761,707	1,319,897,193	(2)	6,599,486
Longview Equity Fund LP	$1,005,000	352,631,578	(2)	1,763,158
Longview Int'l Equity Fund LP	$495,000	173,684,210	(2)	868,421
Alpha Capital Aktiengesellschaft	$602,426	211,377,543	(2)	1,056,888
Balmore S.A.	$1,380,960	484,547,368	(2)	2,422,737
Balmore S.A.	$117,075	52,980,973	(3)	264,905
Howard Schraub	$300,000	105,263,157	(2)	526,316

Sub-Total	$7,662,168	2,700,382,026		13,501,910

Shares available for future issuance		(2,677,557,959)		981,612,210

(1) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares. Stockholders should recognize that, the Reverse Split will reduce the number of shares they own by a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number (i.e. divide by 200 if the reverse is two hundred to one, as adjusted to include New Shares to be issued in lieu of fractional shares).

While a Reverse Split may result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would be the case in the absence of the Reverse Split.

The possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be out-standing after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 200 shares). Stock-holders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

A large number of shares underlying the convertible debentures are available for future sale and the issuance and sale of these shares may depress the market price of our common stock and may cause immediate and substantial dilution to our existing stockholders.

Furthermore, the number of shares of common stock issuable upon conversion of the convertible debentures may increase if the market price of our stock declines and the sale of the increased number of shares may further adversely affect the market price of our common stock.

(2) The conversion price is seventy-five percent (75%) of the average of the five lowest volume weighted average prices of the common stock as reported by Bloomberg L.P. for the principal market for the twenty trading days preceding the conversion date. Therefore assuming a market price of $0.0038 would yield a conversion price of $0.0038 x 75% = $.00285. There is $7,545,093 in notes convertible at $.00285 or approximately 2,647,401,053 shares.

(3) The conversion price is fixed at $0.00226. There a $119,737 note convertible at $0.00226 or 52,980,973 approximate shares,

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If this amendment is approved by the Company's stockholders, and if the Board still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split. The Board may delay effecting the Reverse Split until as late as December 31, 2006 without resoliciting stockholder approval. The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time"). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certifi-cates representing Old Shares in exchange for certificates representing New Shares in accor-dance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent. No new certificates will be issued to a stockholder until such stockholder has surren-dered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio. Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the Company or the Exchange Agent.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

No Dissenter's Rights

Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Required Vote

In accordance with the Delaware General Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the shares represented and voting at the Meeting is required to adopt this proposed amendment. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 3
RATIFICATION OF INDEPENDENT AUDITORS

The accounting firm of Pohl, McNabola, Berg and Company, LLP Boros served as the Company’s independent public auditors during the fiscal year ended June 30, 2005.   A representative of Pohl, McNabola, Berg and Company, LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders. If a majority of the common stock present and entitled to vote at the meeting should not approve the selection of Pohl, McNabola, Berg and Company, LLP, the Board shall reconsider the proposal.

Audit and Related Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent certified public auditors, Pohl, McNabola Berg & Company, LLP

	For the Year Ended June 30,
	2005	2004
Audit Fees	$110,000	$65,000
Audit-Related Fees	$95,033	$22,085
Tax Fees	$0.00	$-
All Other Fees	$0.00	$7,848
Total Fees	$205,033	$94,933

"Audit Fees" consisted of fees billed for services rendered for the audit of the Company’s annual financial statements and audit related fees are for review of the financial statements included in the Company’s quarterly reports on Form 10-QSB.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of April 5, 2006 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company’s directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Dalrada Financial Corporation., 9449 Balboa Avenue, Suite 210, San Diego, CA 92123

Name and Address	Number of Shares	Percent
of Beneficial Owner (1)	Beneficially Owned	of Class (2)

Longview Fund, LP (3)	1,993,954,870 (14)	67.11%
600 Montgomery Street 44th floor
San Francisco, CA 94111

Longview Equity Fund, LP (4)	532,716,833 (15)	35.28%
600 Montgomery Street 44th floor
San Francisco, CA 94111

Longview Int’l Equity Fund, LP (5)	262,382,918 (16)	21.17%
600 Montgomery Street 44th floor
San Francisco, CA 94111

Alpha Capital Aktiengesellschaft (6)	319,285,842 (17)	24.63%
Pradafant
9490 Furstentums
Vaduz, Liechtenstein

Balmore S.A. (7)	646,295,598 (18)	39.81%
P.O. Box 146, Road Town
Tortola, BVI

Howard Schraub (8)	159,019,950 (19)	14.00%
c/o Howard Associates, Inc.
525 East 72nd Street
New York, NY 10021

Directors and Officers

Brian Bonar (9)	90,000,000	8.43%
Robert A. Dietrich (10) (20)	23,875,000	2.38%
Stephen J. Fryer (11) (21)	18,875,000	1.89%
Eric W. Gaer (12)	24,285,000	2.42%
Richard Green (13)	25,875,000	2.58%

All current directors and
Executive Officers
(Group of 5)	182,921,000	17.72%

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 31, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Percentage based on 977,175,933 shares of common stock outstanding as of April 5, 2006, plus shares underlying each shareholder,s convertible note and warrants.

(3) Longview Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund. The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund. Peter T. Benz is the managing member of Viking Asset Management, LLC. As the control person of the shares owned by Longview Fund, LP, Mr. Benz may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(4) Longview Equity Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund. The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund. Peter T. Benz is the managing member of Viking Asset Management, LLC. As the control person of the shares owned by Longview Equity Fund, LP, Wayne Coleson may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(5) Longview International Equity Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund. The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund. Peter T. Benz is the managing member of Viking Asset Management, LLC. As the control person of the shares owned by Longview International Equity Fund, LP, Wayne Coleson may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(6) Alpha Capital Aktiengesellschaft: In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, Konard Ackerman may be deemed the control person of the shares owned by such entity. ALPHA Capital AG is a private investment fund that is owned by all its investors and managed by Mr. Ackerman. Mr. Ackerman disclaims beneficial ownership of the shares of common stock being registered hereto.

(7) Balmore S.A.: In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, F. Morax may be deemed the control person of the shares owned by such entity. Balmore S.A. is a private investment fund that is owned by all its investors and managed by Mr. Morax. Mr. Morax disclaims beneficial ownership of the shares of common stock being registered hereto.

(8) Howard Schraub is an individual.

(9) Includes 19,007,500 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after April 5, 2006.

(10) Includes 11,384,500 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after April 5, 2006.

(11) Includes 7,453,250 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after April 5, 2006.

(12) Includes 9,936,000 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after April 5, 2006.

(13) Includes 9,969,500 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after April 5, 2006.

(14) Concerning Longview Fund, LP: Assuming $3,761,707 of Convertible Debentures converted at $0.00285 plus 674,057,677 warrants.

(15) Concerning Longview Equity Fund, LP: Assuming $1,005,000 of Convertible Debentures converted at $0.00285 plus 180,085,255 warrants.

(16) Concerning Longview International Equity Fund, LP: Assuming $495,000 of Convertible Debentures converted at $0.00285 plus 88,698,708 warrants.

(17) Concerning Alpha Capital Aktiengesellschaft: Assuming $602,425 of Convertible Debentures converted at $0.00285 plus 107,948,299 warrants.

(18) Concerning Balmore S.A.: Assuming $1,380,969 of Convertible Debentures converted at $0.00285 and $119,737 converted at $0.00226 plus 247,453,268 warrants.

(19) Concerning Howard Schraub: Assuming $300,000 of Convertible Debentures converted at $0.00285 plus 53,756,793 warrants.

(20) Robert A. Dietrich resigned as a Director effective March 1, 2006 for personal reasons.

(21) Stephen J. Fryer resigned as a Director effective March 1, 2006 for personal reasons.

EXECUTIVE OFFICERS

The executive officers of the Company as of December 31, 2005, are as follows:

Name	Age	Position

Brian Bonar	58	Chairman of the Board of Directors and Chief Executive Officer
Randall Jones	51	Chief Financial Officer

Brian Bonar has been nominated to serve as a director of the Company. See "Proposal 1 - Election of the Board" for a discussion of Mr. Bonar's business experience.

RANDALL JONES became the CFO for Dalrada in January of 2005. Mr. Jones is also the CFO for Kaire Holdings Incorporated and Warning Management Services, Inc. Prior to that, Mr. Jones was CEO of South Coast Corporate Development since 1981. Mr. Jones has over twenty-five years experience as a financial executive. He has consulted to companies in a variety of industries, from aerospace, manufacturing, retail, employee staffing to banking. His area of specialty is consulting to companies that either want to enter the public marketplace or are already publicly held and need assistance in the reorganization of their accounting operations and public reporting.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning the cash compensation and certain other compensation paid, awarded, or accrued, by the Company to the Company's Chief Executive Officer and the two most highly compensated executive officers who were serving at the end of the fiscal year ended June 30, 2005 and two former executive officers who served the Company and its subsidiaries for the fiscal years ended June 30, 2003, 2004 and 2005. The listed individuals shall be hereinafter referred to as the "Named Officers."

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Other	Options/ SARS (#)

Brian Bonar	2005	$282,000	$0	0
Chairman, Board of Directors,	2004	$ 150,000	$ 0	0
President and C.E.O.	2003	$ 76,814	$0	15,000,000

James R. Downey, Jr.(1)	2004	$100,000	$20,000	-
Former Chief Operating Officer and Chief	2003	$79,000		9,500,000
Accounting Officer

Randall Jones	2005	120,000	40,000
Chief Financial Officer

(1) Mr. Downey joined the Company effective January 6, 2003 and resigned effective January 31, 2004.

The following table provides information on Options/SARs granted in the 2004 Fiscal Year to the Named Officers.

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
					5% ($)	10% ($)
Brian Bonar	7,000,000	23.7%	$0.015	12/1/05	5,250	10,500
James R. Downey, Jr. (1)	0

(1) Mr. Downey resigned effective January 30, 2004

2005 Fiscal Year - N/A

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table provides information on option exercises in the 2004 Fiscal Year by the Named Officers and the value of such Named Officers' unexercised options at June 30, 2004. Warrants to purchase Common Stock are included as options. No stock appreciation rights were held by them at the end of the 2004 Fiscal Year.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SAR’s at FY-end (#)		Value of Unexercised In-the-money Options/SAR At Fiscal Year End ($) (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brian Bonar	---		8,000,000	---	$0	---
James R. Downey, Jr. (1)	---	--	9,500,000	---	$0	---
(1) Mr. Downey resigned effective January 30, 2004

2005 Fiscal Year - NA

BOARD AND COMMITTEE MEETINGS

The Board held ten (10) meetings during the fiscal year ended June 30, 2005.

The Company's audit committee (the "Audit Committee"), composed of Messrs. Green and Dietrich, met two (2) times during the fiscal year ended June 30, 2005, to review the Company's financial statements and other matters, and to meet with the Company's independent auditors.

The Company's compensation committee (the "Compensation Committee"), composed of Mssrs. Gaer. and Green, met one (1) time during the fiscal year ended June 30, 2005, to review executive compensation and the status of the Company's employee stock option plans.

None of these individuals was an officer or employee of the Company at any time during the fiscal year ended June 30, 2005.

No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation Committee with the exception of Brian Bonar who served as the CRO and CHairman of Warning Management Services, Inc. (“WNMI”).

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other Company equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the company and written representations that no other reports were required during the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

BUSINESS ETHICS CONFLICTS OF INTERESTS POLICY

The Company has adopted a Policy Statement on Business Ethics and Conflicts of Interest, which was approved by the Board of Directors, applicable to all employees.

DIRECTOR AND COMMITTEE COMPENSATION

Directors who are not employees of the Company or one of its subsidiaries receive fees of $500 per meeting attended.

CERTAIN TRANSACTIONS

Transactions with a Director of the Company

A director of the Company is a majority shareholder in a consulting firm that provides management and public relations services to the Company. The Company accrued consulting fees and expenses to this consulting firm in the amount of approximately $0 and $120 for the years ended June 30, 2005 and 2004, respectively.

Transactions with Officers and Key Executives

During the year ended June 30, 2005 there were no transaction with officers and key executives.

On March 10, 2006, the Company issued 50,000,000 shares of common stock to the Company’s CEO as payment fro accrued expenses in the aggregate of $25K or $0.005 per share.

Transactions with a Related Party

In April 2004, the Company had a PEO services client whose Chairman of the Board is the Company's current CEO and Chairman. The Company received fees of $7K during the year ended June 30, 2004. The transaction is at fair value.

Warning Management Services, Inc.

The Company's CEO and Chairman, Mr. Brian Bonar, is also the CEO and Chairman of Warning Management Services, Inc. In addition, the Company's CFO, Mr. Randall A. Jones, is also the CFO of Warning Management Services, Inc. Warning a public company, located in Southern California. Warning's operations consist of a modeling agency and providing temporary staffing services to government agencies and private companies.

As of September 8, 2004, Warning Management Services, Inc. ("Warning") purchased all of the issued and outstanding shares of Employment Systems, Inc. ("ESI") for $1,500K. The purchase was $750K cash paid at the closing and a $750K note payable. In connection with this transaction, the Company agreed to be a guarantor of the $750K note payable. As inducement to enter into this guarantee, the Company was given a non-cancelable 2-year payroll processing contract with ESI. Management has evaluated this contingent liability and has determined that no loss is anticipated as a result of this guarantee.

Warning leases offices for its ESI subsidiary, on a month-to-month basis from the Company that started in October 2004. Monthly rental expense will be approximately $3K per month.

In April 2004, the Company entered into an Agreement to provide PEO services for Warning. The Company receives from Warning a monthly administrative fee. During the year ended June 30, 2005, the Company has invoiced Warning $390K for management services and $45 for reimbursement of costs. Warning also paid expenses of $38K on behalf of the Company. As of June 30, 2005, the Company has an amount due to Warning of $194K that is included in current liabilities.

Kaire Holdings, Inc.

The Company's Source One subsidiary processes the payroll for Effective Health, Inc. which is a wholly-owned subsidiary of Kaire Holdings, Inc. The Company's CFO, Mr. Randall A. Jones, is also the CFO of Kaire Holding, Inc.

ANNUAL REPORT ON FORM 10-KSB

The Company filed an Annual Report on Form 10-KSB with the SEC on or about October 14, 2005. A copy of the Form 10-KSB for the fiscal year ended June 30, 2005, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting. The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Stockholders may obtain an additional copy of this report, without charge, by writing to Eric W. Gaer, Secretary of the Company, at the Company's principal executive offices located at 9449 Balboa Avenue, Suite 210, San Diego, California 92123.

Exhibit A

Proposed Form of Amendment to Certificate of Incorporation
Effecting a Reverse Split

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DALRADA FINANCIAL CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Dalrada Financial Corporation.

2. The Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

"FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 1,000,000,000 shares divided into two classes; 1,000,000,000 shares of which shall be designated as Common Stock, $.005 par value per share, and 100,000 shares of which shall be designated as Preferred Stock, with $0.01 par value per share. There shall be no preemptive rights with respect to any shares of capital stock of the Corporation.

Effective 12:01 a.m. on December 31, 2006 (the "Effective Time"), each two hundred (200) shares of Common Stock then issued shall be automatically combined into one (1) share of Common Stock of the Corporation. No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. The par value will remain at $.005 per share.

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Dated: May12, 2006

By:_____________________________________
Brian Bonar, Chief Executive Officer

ATTEST:

By:__________________________
Eric W. Gaer, Secretary

THE BOARD OF DIRECTORS OF
DALRADA FINANCIAL CORPORATION

Dated: April 19, 2006

DALRADA FINANCIAL CORPORATION PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brian Bonar as proxy, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Dalrada Financial Corporation (the "Company") to be held at 9449 Balboa Avenue, Suite 210, San Diego, California 92123, on May 25, 2006, at 9:00 a.m., local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, and 3.

1. ELECTION OF DIRECTORS:

Nominees: Brian Bonar, Richard H. Green, Eric W. Gaer, David P. Lieberman and Stanley A. Hirschman.

[ ] VOTE FOR ALL NOMINEES ABOVE  [ ]  VOTE WITHHELD FROM ALL NOMINEES
(Except as withheld in the space below)

Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

____________________________________________________________________________________________

2. APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION IN ORDER TO EFFECT A REVERSE SPLIT OF COMMON STOCK

To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio of one (1) newly issued share for each two hundred (200) outstanding shares of Common Stock with the par value staying at $.005 per share;

[ ] VOTE FOR [ ] VOTE AGAINST [ ] ABSTAIN

3. RATIFICATION OF AUDITORS:

Ratification and approval of the selection of Pohl, McNabola, Berg and Company, LLP as independent auditors for the fiscal year ending June 30, 2006.

[ ] VOTE FOR [ ] VOTE AGAINST [ ] ABSTAIN

(PLEASE SIGN AND DATE ON REVERSE SIDE)

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED: ____________________, 2006

SIGNATURE OF STOCKHOLDER

______________________________________________________________________

PRINTED NAME OF STOCKHOLDER

______________________________________________________________________

TITLE (IF APPROPRIATE)

______________________________________________________________________

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐

DALRADA FINANCIAL CORPORATION
9449 Balboa Avenue w Suite 210 w San Diego, California 92123
Telephone: (858) 277-5300 w Fax: (858) 277-3446